UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 15, 2008
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                            Micropac Industries, Inc.
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             (Exact name of registrant as specified in its charter)


           Delaware                       0-5109                 75-225149
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(State or other jurisdiction     (Commission File Number)       (IRS employer
 of  incorporation)                                          Identification No.)


  905 East Walnut Street, Garland, Texas                         75040
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  Address of principal executive offices                       Zip Code


Registrant's telephone number, including area code:  (972) 272-3571
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                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.


The board of directors elected Mr. Gene A. Robinson, 69, as a director to the board.

Mr. Robinson has 35 years of experience in the electronics industry, including 26 years with Texas Instruments, Inc. and later Raytheon through acquisition. Gene holds a Bachelor and a Masters degree in Electrical Engineering. Mr. Robinson was a Senior Fellow at Texas Instruments and Raytheon with involvement in advanced technology components and systems. During the past 10 years, Mr. Robinson has been actively engaged consulting with numerous high technology organizations. He has served on several advisory boards for high technology companies and universities.

Mr. Mark King, Chairman and CEO of Micropac stated: "We are very excited and privileged to have Mr. Robinson join our board. His experience and business knowledge will serve Micropac well."



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated 10/15/2008                                       MICROPAC INDUSTRIES, INC.
                                                       -------------------------
                                                         (Registrant)

                                                       /s/ Mark King
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                                                       (Signature)
                                                       Mark King
                                                       Chief Executive Officer